UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

NextEra Energy, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com/NEE Control # V86461-P45421 700 UNIVERSE BOULEVARD JUNO BEACH, FL 33408 NEXTERA ENERGY, INC. You invested in NEXTERA ENERGY, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 21, 2026. Get informed before you vote View the proxy statement and annual report to security holders online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 7, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com/NEE, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* May 21, 2026 8:00 a.m. Central Time 350 First Avenue NE Cedar Rapids, Iowa 52401 2026 Annual Meeting Vote by May 20, 2026 11:59 PM ET. For shares held in a Plan, vote by May 18, 2026 11:59 PM ET.

Vote at www.ProxyVote.com/NEE

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election as Directors of the nominees specified in the proxy statement.	
	Nominees:	
1a.	Nicole S. Arnaboldi	For
1b.	James L. Camaren	For
1c.	Naren K. Gursahaney	For
1d.	Kirk S. Hachigian	For
1e.	Maria G. Henry	For
1f.	John W. Ketchum	For
1g.	Amy B. Lane	For
1h.	Geoffrey S. Martha	For
1i.	David L. Porges	For
1j.	Deborah L. "Dev" Stahlkopf	For
1k.	John A. Stall	For
1l.	Darryl L. Wilson	For
2.	Ratification of appointment of Deloitte & Touche LLP as NextEra Energy's independent registered public accounting firm for 2026.	For
3.	Approval, by non-binding advisory vote, of NextEra Energy's compensation of its named executive officers as disclosed in the proxy statement.	For
4.	A proposal entitled "Paris Agreement Alignment" requesting NextEra Energy publish a report describing if and how the Company plans to reduce its total contribution to climate change and align its operations and investments with the Paris Agreement's goal of maintaining global temperatures well below 2 degrees Celsius, and ideally, 1.5 degrees Celsius.	Against
5.	A proposal entitled "Report on Net Zero Business Performance Risks" requesting the Board of Directors of NextEra Energy prepare a report within the next year, evaluating the potential costs and benefits to NextEra Energy created by aggressive emission reduction policies.	Against

NOTE: The proxies are also authorized to vote in their discretion upon such other business as may properly be brought before the meeting or any adjournment(s) or postponement(s) thereof.

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